UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 22, 2025
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001916018
Wells Fargo Commercial Mortgage Trust 2022-C62
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0000850779
Wells Fargo Commercial Mortgage Securities, Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001592182
LMF Commercial, LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001624053
Argentic Real Estate Finance LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001722518
BSPRT CMBS Finance, LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001685185
UBS AG, acting through its branch located at 1285 Avenue of the Americas, New York, New York
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0000740906
Wells Fargo Bank, National Association
(Exact name of sponsor as specified in its charter)

New York	333-257991-04	38-4209794 38-4209795 38-7290302
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A.
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity) (Zip Code)

(212) 214-5600
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.04 Failure to Make a Required Distribution.

The Certificate Administrator made distributions to the Certificateholders on the March 17, 2025 Distribution Date, the April 17, 2025 Distribution Date and the May 16, 2025 Distribution Date.  The Certificate Administrator was subsequently notified on May 22, 2025 that the Master Servicer received instruction from the Special Servicer to claw back an unscheduled principal payment received with respect to the Midtown Central Square Mortgage Loan (Loan Number 3 on Annex A-1 of the prospectus of the registrant relating to the issuing entity filed on April 18, 2022 pursuant to Rule 424(b)(2)) from $3,684,682.74 to $2,500,000.00 in the March distribution.  This resulted in an overpayment of principal to the Class A-2 Certificateholders in an amount equal to $1,184,682.74 for the March distribution.

The claw back of the unscheduled principal payment described above in the March distribution also resulted in the underpayment of interest to the Class A-2, Class A-S, Class B, Class C, Class G-RR, Class H-RR, Class X-A, Class X-D and Class X-F Certificateholders for the April distribution totaling $4,903.76 and an underpayment of interest to the Class A-2, Class A-S, Class B, Class C, Class G-RR, Class H-RR, Class X-A, Class X-D and Class X-F Certificateholders for the May distribution totaling $4,745.59.

The Certificate Administrator made a claim to the Class A-2 Certificateholders for the overpayment in the March distribution and, once received, the additional interest payments to the underpaid Certificateholders for the April and May distributions are expected to be made on or prior to the next distribution date.  The remaining amounts will be returned to the Special Servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wells Fargo Commercial Mortgage Securities, Inc.
(Depositor)

/s/ Anthony J. Sfarra
Anthony J. Sfarra, President

Date:  May 29, 2025